UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 10, 2013

LANTRONIX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Technology Drive

Irvine, California 92618

(Address of principal executive offices, including zip code)

(949) 453-3990

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On September 12, 2013, Lantronix, Inc. is scheduled to deliver a presentation at the SeeThruEquity Fall Investor Conference that will include a written communication comprised of slides. The slides from the presentation are attached hereto as Exhibit 99.1, and are incorporated herein by reference.

The information furnished on this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d)

Exhibit Number	Description
99.1	Presentation material from the SeeThruEquity Fall Investor Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2013	LANTRONIX, INC.

By:	/s/ Jeremy Whitaker
Jeremy Whitaker Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Presentation material from the SeeThruEquity Fall Investor Conference

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